UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2015

MOOG INC.
(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (716) 652-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The registrant hereby amends its Current Report on Form 8-K previously filed on November 20, 2015 (the "Original 8-K") solely for the purpose of amending Item 9.01 of the Original 8-K to re-file in its entirety the 2016 Management Short Term Incentive Plan previously filed as Exhibit 10.1 to the Original 8-K and being filed as Exhibit 10.1 to this Current Report on Form 8-K/A. Other than as set forth in this Explanatory Note, this Form 8-K/A does not amend any other items in the Original 8-K, or include any other modifications to the exhibits included as part of the Original 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Moog Inc. 2016 Management Short Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated:	November 24, 2015	By:	/s/ Jennifer Walter
		Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description
10.1	Moog Inc. 2016 Management Short Term Incentive Plan.